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EXHIBIT 23.0 - CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in Form S-8 of our report dated June 30, 2002, relating to the consolidated financial statements of MediaBus Networks, Inc., which are incorporated herein by reference.

Hurley & Co.


By: /s/ Hurley & Co.
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Granada Hills, CA
February 11, 2003